UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                  May 10, 2007
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                        (Date of earliest event reported)


                              SPECTRUM BRANDS, INC.
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                (Exact Name of Registrant as Specified in Charter)



          Wisconsin                    001-13615                 22-2423556
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(State or other Jurisdiction     (Commission File No.)         (IRS Employer
      of Incorporation)                                     Identification No.)

            Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (770) 829-6200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

         This Amendment No. 1 on Form 8-K/A is being furnished solely to revise certain typographical errors in the press release attached as Exhibit 99.1 to Spectrum Brands, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 10, 2007 (the "Original 8-K"). Subsequent to furnishing the Original 8-K, the registrant recognized that the historical values presented in Table 2 under the headings "Supplemental Cash Flow Data -Depreciation and amortization" and "--Capital Expenditures" for the three month and six month periods ended April 2, 2006, respectively, were inadvertently incorrect as a result of typographical errors. On May 11, 2007, Spectrum Brands, Inc. issued a revised press release containing a revised Table 2 which reflects the correct amounts under "Supplemental Cash Flow Data -Depreciation and amortization" and "--Capital Expenditures" for (i) the three month period ended April 2, 2006 of $17.6 million and $18.8 million, respectively, and (ii) the six month period ended April 2, 2006, of $34.4 million and $30.3 million, respectively.


Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On May 11, 2007, Spectrum Brands, Inc. issued a press release including a revised version of Table 2 which was included in Spectrum Brands, Inc's press release dated May 10, 2007 correcting certain historical values in its estimated financial results for its second fiscal quarter ending April 1, 2007. A copy of the revised press release is furnished as Exhibit 99.1 to this report.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)        99.1 Press Release dated May 11, 2007 issued by Spectrum Brands, Inc.

         The information contained in this Current Report on form 8-K, including the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 11, 2007                 SPECTRUM BRANDS, INC.



                                    By:  /s/ Randall J. Steward
                                        -----------------------------------
                                        Name:  Randall J. Steward
                                        Title: Executive Vice President and
                                               Chief Financial Officer


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EXHIBIT INDEX

Exhibit       Description
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99.1          Press Release dated May 11, 2007 issued by Spectrum Brands, Inc.